Goodwill and Dispositions	12 Months Ended
Dec. 31, 2012
Goodwill and Dispositions

(8) Goodwill and Dispositions

Goodwill

The following is a summary of our goodwill balance by segment and Corporate and Other activities as of the dates indicated:

(Amounts in millions)	U.S. Life Insurance	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Runoff	Corporate and Other	Total
Balance as of December 31, 2010:
Gross goodwill	$1,034	$19	$22	$93	$112	$29	$1,309
Accumulated impairment losses	(185)	—	(22)	—	(70)	—	(277)

Goodwill	849	19	—	93	42	29	1,032

Impairment losses	—	—	—	—	—	(29)	(29)
Dispositions (1)	—	—	—	—	(42)	—	(42)
Foreign exchange translation	—	—	—	(3)	—	—	(3)

Balance as of December 31, 2011:
Gross goodwill	1,034	19	22	90	70	29	1,264
Accumulated impairment losses	(185)	—	(22)	—	(70)	(29)	(306)

Goodwill	849	19	—	90	—	—	958

Impairment losses	—	—	—	(89)	—	—	(89)
Foreign exchange translation	—	—	—	(1)	—	—	(1)

Balance as of December 31, 2012:
Gross goodwill	1,034	19	22	89	70	29	1,263
Accumulated impairment losses	(185)	—	(22)	(89)	(70)	(29)	(395)

Goodwill	$849	$19	$—	$—	$—	$—	$868

(1)	Relates to the sale of our Medicare supplement insurance business in 2011.

Goodwill impairment losses

During the third quarter of 2012, as part of our annual goodwill impairment analysis based on data as of July 1, 2012, we recorded a goodwill impairment of $89 million associated with our international protection reporting unit. Considering current market conditions, including the market environment in Europe and lower trading multiples of European financial services companies, and the impact of those conditions on our international protection reporting unit in a market transaction that may require a higher risk premium, we determined the fair value of the reporting unit was below book value and determined the goodwill associated with this reporting unit was not recoverable. Therefore, we recognized a goodwill impairment for all of the goodwill associated with our international protection reporting unit during the third quarter of 2012.

During the fourth quarter of 2011, as a result of our reorganized operating segments, our reverse mortgage business was newly identified as a separate reporting unit. Previously, this business was a component of the long-term care insurance reporting unit. Due to historical business performance and recent adverse developments within the industry that negatively impacted the valuation of the business, we impaired all of the goodwill related to our reverse mortgage business reported in Corporate and Other activities in the fourth quarter of 2011. The key assumptions utilized in this valuation included expected future business performance and the discount rate, both of which were adversely impacted as a result of the recent industry developments.

There were no goodwill impairment charges recorded in 2010.

Deteriorating or adverse market conditions for certain businesses may have a significant impact on the fair value of our reporting units and could result in future impairments of goodwill.

Dispositions

Effective October 1, 2011, we completed the sale of our Medicare supplement insurance business for total proceeds of $276 million. The sale resulted in an after-tax gain of $36 million. Our Medicare supplement insurance business is included in our Runoff segment. The transaction included the sale of Continental Life Insurance Company of Brentwood, Tennessee and its subsidiary, American Continental Insurance Company, and the reinsurance of the Medicare supplement insurance in-force business written by other Genworth life insurance subsidiaries.

On October 26, 2012, we signed an agreement to sell our reverse mortgage business for $22 million. Subject to customary closing conditions and regulatory approvals, this transaction is expected to close in early 2013, with no significant gain or loss expected to be recorded on the sale. Our reverse mortgage business is included in Corporate and Other activities.